Exhibit 99.1
the evolution of a business revolution December 2005

safe harbor Gevity HR, Inc. fully complies with Regulation Fair Disclosure guidelines. Naturally, whenever we make any forward-looking statement, there is always a degree of uncertainty and risk because actual results may differ materially from those we anticipate, project or expect. In this regard, we cannot make any representation or warranty regarding any forward-looking statement. We encourage you to review the Company's filings with the Securities and Exchange Commission. These filings contain more detail and additional information regarding factors that could cause materially different results, both positive or negative, from those that we may anticipate in any forward looking statement company profile comprehensive insourced employee management solution for small and medium-sized businesses 8,300 clients 134,800 client employees served field support and service center in Bradenton, FL at 40 locations, nationwide one of the largest Oracle HRMS applications strong profitably growing business as of September 30, 2005 a la carte full service - hro peo payroll processing SMB competitive landscape PEO breadth of service value gevity's evolution PEO HRO co-employed comprehensive insourced solution discounted insurance bundled services performance impact '02 value proposition client employees 99,400 106,500 130,000 op. inc/ ee $51 $246 $430 eps $0.22 $0.62 $1.24 Statistical information is based upon actual year-to-date amounts divided by the average number of client employees paid by month. See reconciliation of non-GAAP financial information. ROIC is calculated by dividing earnings before taxes times one minus the tax rate by average invested capital '03 '04 '05 '06 roic 8% 20% 25% (2) (3) (1)

market opportunity over 10 million U.S. small businesses (53.3 MM employees) america's economic engine small & medium sized businesses: primary driver of economic growth primary source of job growth 45% of U.S. workforce penetrated market 45 64 over 12 thousand medium-sized businesses (13.9 MM employees) (1) Source: Dun & Bradstreet. (1) (1)

the engine's challenges small business segment: challenged by economic justification for HR function small and medium sized business segment: challenged by impact of HR practices on performance challenged by stepped demands imposed by HR infrastructure challenged by inefficient multi-vendor environment countless businesses and entrepreneurs have obvious imminent needs 45% of US workforce is underserved from HR perspective provide the premier comprehensive insourced employee management solution for small and medium sized businesses, which delivers an HR infrastructure that is: affordable scalable effective efficient gevity's solution in order to help clients increase profits, grow sales and improve customer satisfaction

3 2 1 shared people resources and technology platform gevity's solution affordable, scalable insourced expertise and outsourced burdens effective bundled solution efficient

1 addressing the engine's challenges by sharing resources people - field and centralized support technology - portal accessible HRMS application processing - shared services center an HR infrastructure can be made affordable and scalable how to cater to the obvious and imminent needs of millions of companies and their employees affordable scalable effective efficient HR infrastructure

2 addressing the engine's challenges by insourcing HR expertise, installing the right HR practices and outsourcing administrative burdens,companies: operate more effectively grow faster perform better create more value how to cater to the obvious and imminent needs of millions of companies and their employees affordable scalable effective efficient HR infrastructure

3 addressing the engine's challenges by bundling services into one comprehensive offering workforce alignment administrative relief business protection an efficient single source supplier can be created how to cater to the obvious and imminent needs of millions of companies and their employees affordable scalable effective efficient HR infrastructure bundled offering workforce alignment engage the right people in the right place at the right time doing the right things administrative relief manage employee administration business protection help ensure employment-related regulatory compliance and sound risk management practices the power of unlimited use. backed by 100% satisfaction guarantee business impact Gevity Institute and Cornell University: effective HR practices and business performance direct correlation exists selection exceptional talent management formal HR processes & procedures professional management standards motivation and retention build a family-like community workforce alignment the right people in the right places at the right times doing the right things improved firm performance high quality develop new products satisfied customers effectively market products sales growth profitability gain market share favorable SMB client attributes and market dynamics lower client concentration lower price sensitivity lower capital investment lower new client acquisition cost shorter sales cycle higher market growth distribution costs constitute entry barrier financial results

performance review revenue (in thousands) 2002 2003 2004 YTD 04 YTD 05 374654 425827 585481 431948 454625 2002 2003 YTD 2004 13092 28955 42678 (1) From 2002 through 2004 (2) Year-to-date results are the first nine months ended September 30th. gross profit (in thousands) CAGR = 25.0% CAGR = 40.8% (1) (1) (2) (2) 2002 2003 2004 YTD 04 YTD 05 90524 115718 179341 125561 139473

performance review 2002 2003 2004 YTD 04 YTD 05 13092 28955 65729 42678 52298 net income (in thousands) ebitda (in thousands) CAGR = 124.1% CAGR = 170.3% (1) (1) (2) (2), (3) (1) From 2002 through 2004 (2) Year-to-date results are the first nine months ended September 30th. (3) See reconciliation of non-GAAP financial information 2002 2003 2004 YTD 04 YTD 05 4737 15391 34618 22127 27484

performance review (1) From 2002 through 2004 (2) See reconciliation of non-GAAP financial information diluted earnings per common share 2002 2003 2004 0.22 0.62 1.24 CAGR = 137.4% (1) (2)

2002 2003 2004 YTD 05 926 1109 1125 1153 professional service fees per average client employee operating income per average client employee 2002 2003 2004 YTD 05 51 246 430 454 performance review (1) Annualized (1) (1)

strong capitalization equity (in thousands) 12/31/02 12/31/03 12/31/04 9/30/2005

2005 guidance $1.30 to $1.35 diluted earnings per common share growth opportunities

gevity's future '02 '03 '04 '05 2005 provides a dramatically different base for growth successful conclusion of reengineering process fundamentals in place widen target markets acquisition strategy fee opportunities elevate sales capacity further leverage client satisfaction pricing '06 substantially widen target markets by offering options in service and implementation, health benefits and wc coverage widen target market acquisition strategy new products and services new geographies bolstering position within existing markets potential international expansion fee opportunities

elevate sales capacity new market division dedicated team to open offices in new geographical locations mid-market division dedicated team to target prospects with 500 to 5,000 employees further leverage client satisfaction create zero defect service apparatus manage lifetime value of client employee strengthen people, processing, portal management structure make the invisible visible: definition of deliverables and development of installation criteria manage technology advantage enhance unique portal experience pricing average administration costs gevity's values gevity's professional service fee hr management 1605 0 0 401(k) management 430 0 0 healthcare administration 315 0 0 payroll processing 150 0 0 workers' compensation administration 77 0 0 gevity professional service fee 0 1200 gevity's value to client Source: HR Management and healthcare based on the Saratoga Institute year 2000 human capital benchmarking report for companies with 1 to 500 employees. Other costs based on internal estimates.

year-over- year core WSE organic growth (1) (2) 1Q05 2Q05 3Q05 future growth 2006

gevity's unique position profitable growth and financial strength infrastructure that can be leveraged pricing opportunity technology, know-how and distribution in place industry leadership managed insurance risk contact for additional inquiries, please contact: Anne-Marie Megela senior director, investor relations 1.800.2GEVITY (1.800.243.8489), x4672 annemarie.megela@gevity.com reconciliation of non-GAAP financial information (in thousands, except share and per share data)

the evolution of a business revolution December 2005

complete service platform estimated client cost per employee per year gross profit revenue suta and other professional service fees workers' compensation health & welfare fica wages estimated revenue and gross profit breakdown custom service platform profit revenue other professional service fees workers' compensation health & welfare fica wages estimated client cost per employee per year